UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 24, 2013

SOMAXON PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51665	20-0161599
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

440 Stevens Avenue, Suite 200, Solana Beach, CA	92075
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 876-6500

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

As previously disclosed, a purported class action lawsuit was filed in the Superior Court of California County of San Diego (the “Court”) by Daniele Riganello, an alleged stockholder of Somaxon Pharmaceuticals, Inc. (“Somaxon”) (Riganello v. Somaxon, et al., No. 37-201200087821-CU-SLCTL). A second purported class action was also filed in the Court by another alleged stockholder of Somaxon (Wasserstrom vs. Somaxon, et al., No. 37-2012-00029214-CU-SL-CTL). Both plaintiffs filed amended complaints on January 18, 2013. The lawsuits have since been consolidated into a single action captioned In re Somaxon Pharmaceuticals, Inc. Shareholder Litigation (Lead Case No. 37-201200087821-CU-SLCTL). The operative complaint names as defendants Somaxon, each member of Somaxon’s board of directors (the “Individual Defendants”) as well as Pernix Therapeutics Holdings, Inc. (“Pernix”) and Pernix Acquisition Corp. I, the other party to the Agreement and Plan of Merger by and between Pernix, Pernix Acquisition Corp. I and Somaxon, dated as of December 10, 2012 (the “Merger Agreement”). It alleges, among other things, that (i) the Individual Defendants have breached fiduciary duties they assertedly owed to Somaxon’s stockholders in connection with the proposed transaction described in the Merger Agreement; (ii) Somaxon and

Pernix have aided and abetted the purported breaches of fiduciary duty; (iii) the merger consideration is unfair and inadequate, and (iv) the disclosures regarding the proposed transaction in the Registration Statement on Form S-4 initially filed with the Securities and Exchange Commission (“SEC”) on January 7, 2013 (as may be amended, “Proxy Statement/Prospectus”), were inadequate.

On January 24, 2013, solely to avoid the costs, risks and uncertainties inherent in litigation, and without admitting any liability or wrongdoing, Somaxon and the other named defendants in such litigation signed a memorandum of understanding (the “MOU”) to settle such litigation. Subject to the completion of certain confirmatory discovery by counsel to the plaintiffs, as well as court approval and further definitive documentation in a stipulation of settlement, the MOU resolves the claims brought in the such litigation and provides a release and settlement by the purported class of Somaxon’s stockholders of all claims against the defendants and their affiliates and agents in connection with the Merger Agreement and transactions and disclosures related thereto. The asserted claims will not be released until such stipulation of settlement is approved by the court. There can be no assurance that the parties will ultimately enter into a stipulation of settlement or that the court will approve such settlement even if the parties were to enter into such stipulation. Additionally, as part of the MOU, Somaxon and Pernix have agreed to make certain additional disclosures related to the proposed transaction in the Proxy Statement/Prospectus expected to be mailed to Somaxon’s stockholders on or about February 8, 2013. Finally, in connection with the proposed settlement, plaintiffs in such litigation intend to seek an award of attorneys’ fees and expenses in an amount to be approved or determined by the Court. This payment will not affect the amount of merger consideration to be paid in the merger or the timing of the special meeting of Somaxon’s stockholders scheduled for March 6, 2013 in San Diego, California.

Nothing in this Current Report on Form 8-K, the MOU or any stipulation of settlement shall be deemed an admission of the legal necessity or materiality of any of the disclosures set forth herein or added to the Proxy Statement/Prospectus pursuant to the MOU.

Somaxon undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

Cautionary Statement Regarding Forward-Looking Statements

This document contains certain forward-looking statements about Somaxon that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements. These factors include, but are not limited to the outcome of any legal proceedings that may be instituted against Somaxon and others following announcement of the proposal or the Merger Agreement. Somaxon is under no duty to update any of the forward-looking statements after the date of this document to conform to actual results.

These and other risks that are set forth in the “Risk Factors,” “Legal Proceedings” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of and elsewhere in Somaxon’s Annual Report on Form 10-K for the year ended December 31, 2011 and Somaxon’s most recent Quarterly Report on Form 10-Q for the quarter ended September 30, 2012, each as filed with the Securities and Exchange Commission could have a material adverse impact on Somaxon’s business and the price of Somaxon’s common stock. Many of the factors that will determine the outcome of the subject matter of this document are beyond Somaxon’s ability to control or predict.

Additional Information and Where to Find It

Pernix has filed with the SEC a Registration Statement on Form S-4 in connection with the transaction and Somaxon plans to file with the SEC and mail to its stockholders a Proxy Statement/Prospectus in connection with the transaction. The Registration Statement and the Proxy Statement/Prospectus will contain important information about Somaxon, Pernix, the transaction and related matters. Investors and security holders are urged to read the Registration Statement and the Proxy Statement/Prospectus carefully when they are available. Investors and security holders will be able to obtain free copies of the Registration Statement and the Proxy Statement/Prospectus and other documents filed with the SEC by Somaxon and Pernix through the web site maintained by the SEC at www.sec.gov and by contacting Somaxon Investor Relations at (858) 876-6500 or Pernix Investor Relations at (800) 793-2145 ext. 3002. In addition, investors and security holders will be able to obtain free copies of the documents filed with the SEC on Somaxon’s website at www.somaxon.com and on Pernix’s website at www.pernixtx.com.

Participants in the Acquisition of Somaxon

Pernix and Somaxon and their respective directors, executive officers, members of management and employees may be deemed, under the rules of the SEC, to be “participants in the solicitation” of proxies from the stockholders of Somaxon in connection with the proposed merger and a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. Information regarding Pernix’s directors and executive officers and their beneficial ownership of Pernix common stock as of April 23, 2012 is available in its proxy statement filed with the SEC by Pernix on April 27, 2012, and information regarding Somaxon’s directors and executive officers and their beneficial ownership of Pernix common stock as of April 9, 2012 is available in its proxy statement filed with the SEC by Somaxon on April 23, 2012. You can obtain free copies of these documents using the contact information above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOMAXON PHARMACEUTICALS, INC.
Date: February 1, 2013

	By:	/s/ Matthew W. Onaitis
	Name:	Matthew W. Onaitis
	Title:	Senior Vice President and General Counsel